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                            MFS(R) INSTITUTIONAL TRUST

                 MFS(R) Institutional Emerging Markets Debt Fund


                      SUPPLEMENT TO THE CURRENT PROSPECTUS


The description of portfolio manager under the "Management of the Funds - Investment Adviser" section is hereby revised as follows: Effective July 24, 1998, Matthew W. Ryan and Robert J. Manning are the portfolio managers of the above Fund. Mr. Ryan has been employed as an analyst with the Adviser since April, 1997. From July, 1993 to March, 1997, he worked as an economist with the U. S. Executive Director's Office of the International Monetary Fund. Mr. Manning, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1984.


                 The date of this Supplement is July 24, 1998.